Exhibit 99.1

WABASH NATIONAL CORPORATION Investor Update May 2015

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2015 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate®, DuraPlate AeroSkirt®, Walker, Brenner® and Beall® are marks owned by Wabash National, L. P. Transcraft® and Benson® are marks owned by Transcraft Corporation.

3 S TRATEGIC S EGMENTS Wabash National Corporation Commercial Trailer Products 2014 Sales: $ 1.3B • Dry & Refrigerated Vans • Platform Trailers • Fleet Used Trailers Diversified Products 2014 Sales: $466M • Tank Trailers • Truck - Mounted Tanks • Aircraft Refueling Equipment • Composite Panels & Products • Aseptic Containment Systems • Dairy, Food and Beverage Equipment New Markets. New Innovation. New Growth. Retail 2014 Sales: $ 190M • 15 Retail Locations in U.S. • New & Used Trailer Sales • Parts & Service Segment Revenue is prior to the elimination of intersegment sales.

4 2014 S EGMENT R EVENUE AND P RODUCT M IX New Markets. New Innovation. New Growth. 2014 Consolidated Revenue: $1.86B

LEADING MARKET POSITIONS

CTP End Markets


Used Trailer Sales
2%
Less-Than-Truckload
Freight
6%
Other
1%
Platform
Freight
8%
Refrigerated
Freight
9%
General Freight –
Truckload
74%

CTP Market Positions

#1	Dry van trailers in North America
#3	Refrigerated van trailers in North America
#2	Platform trailers in North America*

DPG End Markets


Aerodynamic
Devices
5%
Other
6%
Parts & Service
6%
Food, Dairy
& Beverage
24%
Pharmaceutical
7%
Aviation
8%
Chemical
22%
General
Freight
10%
Energy
12%

DPG Market Positions

#1	**All** liquid transportation systems in North America
#1	Stainless steel liquid tank trailers in North America (chemical and food markets)
#1	Aircraft refuelers worldwide*
#1	Isolators and downflow booths worldwide*
#2	Stationary silos in the U.S. *

* Based on industry estimates
Note: All information based on 2014 revenues
Sources for market positions: TTMA, ACT, Polk, Trailer Body Builders 2014

New Markets. New Innovation. New Growth.
WABASH
5

6 2007 Higher Growth and Margin Profile, Less Cyclicality 2014 D IVERSIFICATION E FFORTS D RIVING R ESULTS Revenue Manufacturing Retail 14% 86% 24% Commercial Trailer Products Diversified Products Retail 66% 10% Operating Income Manufacturing Retail Diversified Products Commercial Trailer Products 39% 3% 58% Gross Margin 0% 5% 10% 15% 20% 25% 8.1% 22.2% 10.9% 12.5% CTP Retail Consol. DPG 0% 5% 10% 15% 20% 25% 8.7% 6.3% 8.3% Mfg Retail Consol. $1.1B $1.9B $92M $233M 100% $26M $122M Growth > 69% > 153% > 362%

7 L ONG - T ERM G ROWTH D RIVERS ▪ Pricing discipline ▪ Operational efficiency / lean manufacturing ▪ Supply chain optimization Margin Expansion ▪ New end markets and geographies ▪ Product innovations / portfolio expansion ▪ Aftermarket p arts and s ervice capabilities Organic Growth ▪ Proven ability to acquire and integrate ▪ Enhance business stability and reduce cyclicality ▪ Operational synergies ▪ Strategic but selective Mergers & Acquisitions New Markets. New Innovation. New Growth.

SEGMENT GROWTH INITIATIVES



CTP

Innovation/Product Portfolio Growth

- Bonded Technology
  - DuraPlate® Nose
  - Integrated Logistics
  - Roof and Sidewall
- High Strength Steel Coupler
- MaxClearance™ Door System
- Heavy Duty Truck Bodies

Key Strategic Initiatives

- First Mile/Last Mile Focus
- Cold Chain Development
- Weight Reduction and Corrosion Resistance Through Advanced Materials
- Indirect Channel Development
- Transportation Related Aftermarket Parts
- International Market Development



DPG

Innovation/Product Portfolio Growth

- Lean Duplex Steel
- FRP Tank Trailers
- Mobile Clean Rooms
- Aerodynamic Solutions Portfolio
- Mobile Shelters/Portable Storage Units
- Freight Decking Systems
- LTL TruckBox

Key Strategic Initiatives

- Beall® Dry Bulk and Petroleum Tanks in Midwest/East Coast
- Semiconductor Market Opportunities
- Commercial Cargo Trailer Market (towables)
- Silo Manufacturing Expansion



Retail

Innovation/Product Portfolio Growth

- Mobile Service — Roadside
- Mobile Service — Customer Terminal
- Customer Site Service (asset lite)
- Product Offering Expansion — Non-Wabash Equipment

Key Strategic Initiatives

- Tank Trailer Parts and Service Expansion
- Targeted N. American Expansion
- Local Market Competitiveness

New Markets. New Innovation. New Growth.

8

9 T RANSPORTATION S ECTOR O UTLOOK Strong demand above replacement levels ▪ Truck Tonnage at or near record levels ▪ Truck Loadings continue to rise ▪ Trucking Conditions outlook remains strong Positive Freight Trend and Trucking Conditions Trucking Indicators

10 ACT Forecast by Segment 2013 2014 2015 2016 2017 2018 2019 Dry Van 134,586 155,909 181,300 177,500 162,000 148,000 153,800 Refrigerated 35,879 38,616 43,000 39,000 37,500 38,000 40,000 Platform 22,122 25,749 32,000 31,000 27,500 24,000 23,000 Liquid Tanks 8,301 8,656 7,700 7,200 6,700 6,700 7,200 Dry Bulk Tanks 1,403 3,227 2,600 1,900 2,300 2,100 2,100 Other 34,436 36,589 38,400 37,900 38,700 39,200 37,900 Total 236,727 268,746 305,000 294,500 274,700 258,000 264,000 T RAILER S ECTOR O UTLOOK Strong demand above replacement levels Strong Demand Projected Throughout Forecast Period ▪ Strong demand above replacement levels forecast for next 5 years ▪ Fleet equipment dynamics and regulations key drivers of trailer demand ▪ ACT forecasts for 2016 – 2018 include anticipated federal regulations for 33' pups Trailer Forecasts

11 T RAILER D EMAND D RIVERS Strong demand above replacement levels Fleet Age and Regulations Driving Trailer D emand Fleet Equipment Dynamics ▪ Average age of equipment remains near record high ▪ 3 + years of significant underbuy (2008 - 2010) ▪ Improved access to financing ▪ Hours of Service (HOS) ▪ Compliance, Safety, Accountability (CSA ) ▪ California Air Resources Board (CARB) ▪ Highway Trust Fund Bill Regulatory

12 T RAILER D EMAND D RIVERS Fleets Benefitting from Tight Capacity, Freight Volumes ▪ Active truck utilization expected to stay high for several years due to regulatory impact ▪ Truckload rates elevated ▪ Fleet profitability near record levels Carrier Operating Environment

13 C OMMERCIAL T RAILER P RODUCTS I NTERMODAL G ROWTH : M INIMAL I MPACT TO T RUCK F REIGHT Trucking Boosts Share of Total Tonnage to 71% by 2025 Overall Freight Trends • Total tonnage projected to increase from 14B tons in 2013 to 17.3B tons in 2025 • Total freight revenue projected to increase from $840B in 2013 to $ 1,445B in 2025 Trucking Freight Trends • Truck mode share of total freight tonnage projected to rise from 69.1% in 2013 to 71.4% in 2025 • Estimated Freight Increase ’14 - ’19 ’20 - ’25 Truckload (TL) 3.5%/ yr 1.2%/ yr Less - than - truckload ( LTL) 3.8%/ yr 2.5%/ yr Source: ATA

14 I NDUSTRY - W IDE T RAILER O RDER - TO - S HIPMENT C YCLE Order - to - Shipment Cycle Trends Show Distinct Seasonality Reflects Order - to - Shipment Cycles: 2010 - 2014 Source: ACT 0 10,000 20,000 30,000 40,000 50,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Net Orders 0 5,000 10,000 15,000 20,000 25,000 30,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Build 0 5,000 10,000 15,000 20,000 25,000 30,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Shipments 0 50,000 100,000 150,000 200,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Backlog

15 M ARKET D EMAND D RIVERS ▪ Projected growth in Truck Body market drives DuraPlate® panel sales growth ▪ CARB compliance requirements continue to drive demand for aerodynamic products ▪ Housing starts support potential moving and storage growth and need for portable storage containers

16 S EGMENT O UTLOOK : D IVERSIFIED P RODUCTS ▪ Growing milk production supports demand for dairy silos, mixers and food - grade tank trailers ▪ Pharmaceutical R&D is expected to increase through 2018 ▪ Lower cost access to natural gas driving increased capital spending and output in the domestic chemical industry

17 S EGMENT O UTLOOK : D IVERSIFIED P RODUCTS ▪ World air passenger traffic is projected to steadily increase over the next 20 years ▪ World air cargo traffic is projected to more than double over the next 20 years RTK: Revenue Ton Kilometers (a single ton of goods that is transported for one kilometer) Source : Boeing, World Air Cargo Forecast 2014 - 2015

18 V ALUE P ROPOSITION New Markets. New Innovation. New Growth. Superior Product ▪ Leading producer of semi - trailers and liquid transportation systems for 14 of the past 21 years* ▪ Long history of innovation with over 200 patents ▪ Customer - focused solutions ▪ Products that revolutionize the trucking industry ▪ Designing for safety, efficiency and performance ▪ Lower total cost of ownership Operational Excellence ▪ Lean manufacturing expertise for more than 12 years ▪ Focus on continuous improvement ▪ Manufacturing optimization/velocity Customer Relationships ▪ Best - in - class quality and durability ▪ Proven reliability ▪ Dependable service and delivery ▪ Personal sales and service support ▪ Serve nearly half of the top 50 U.S. fleets Investment Thesis Strong Brands ▪ Blue Chip Customer Base Industry Leadership ▪ #1 in total trailer production ▪ #1 in dry van production ▪ #1 in tank trailer production Growth & Diversification ▪ Less risk of cyclicality ▪ More balanced across segments ▪ Leveraging synergies between businesses ▪ Diverse and expanded customer profile ▪ Margins expanding Solid Long - Term Forecast ▪ Trailer demand cycle remains strong Financial Discipline ▪ Record revenue, gross profit, operating income and operating EBITDA in 2014 ▪ Good stewards of capital ▪ Strong cash flow and liquidity ▪ Strong balance sheet * Source: Trailer Body Builders Magazine

19 L ONG - T ERM S TRATEGIC O BJECTIVES Expectations 2011 2012 2013 2014 Stated Goals (3) Revenue $1.2B $1.5B $1.6B $1.9B > $ 2.0B Diversified Products Revenue (1) $63M $321M (2) $459M (2) $466M (2) > $600M Consolidated Gross Margins 5.6% 11.2% 13.2% 12.5% > 13% CTP Gross Margins 3.8% 7.1% 7.8% 8.1% > 10% Operating EBITDA Margins 3.3% 8.1% 9.2% 9.1% > 10% Net Leverage 1.3x 3.1x 1.9x 1.2x < 2.0x Notes: (1) Diversified Products segment revenues prior to eliminations (2) Adjusted for segment restructuring effective 2/27/15 (3) As established in May 2013 Executing Against Our Strategic Plan x x

WABASH NATIONAL CORPORATION Financial Overview

21 $338 $640 $1,187 $1,462 $1,636 $1,863 $1,943 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 12/09 12/10 12/11 12/12 12/13 12/14 3/15 ($ millions) F INANCIAL P ERFORMANCE Trailing Twelve Month (TTM) Revenue FY 2014 Revenue and Operating Income Set New Records ($ millions) Significantly improved financial results : ▪ TTM revenue up more than $ 1.6B since year end 2009 ▪ TTM Operating Income increases $196M since year end 2009 ▪ Gross Margin levels exceed 12% in 2014 ▪ 2014 Financial Results – Record performance in Revenue, Gross Profit and Operating Income TTM Operating Income and Gross Margin $(66) $(15) $20 $70 $103 $122 $130 - 6.8% 4.4% 5.6% 11.2% 13.2% 12.5% 12.5% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% $(90) $(40) $10 $60 $110 $160 12/09 12/10 12/11 12/12 12/13 12/14 3/15 Operating Income Gross Margin

22 F INANCIAL P ERFORMANCE TTM Operating EBITDA at $178M and Net Leverage of 1.3x Net Leverage Ratio Improved top - line and margins lead to: ▪ Record level FY Operating EBITDA in 2014 ▪ Cash generation leading to lower net debt leverage and significantly improved liquidity ($43) $5 $39 $119 $150 $169 $178 ($100) ($50) $0 $50 $100 $150 $200 12/09 12/10 12/11 12/12 12/13 12/14 3/15 ($millions) (1) See Appendix for reconciliation of non - GAAP financial information TTM Operating EBITDA (1) Target Liquidity (2) (2) Defined as cash on hand plus available borrowing capacity on our revolving credit facility $21 $60 $126 $224 $254 $290 $269 $- $50 $100 $150 $200 $250 $300 $350 12/09 12/10 12/11 12/12 12/13 12/14 3/15 ($ millions) 3.1 2.7 2.3 1.9 2.1 1.9 1.7 1.2 1.3 0 0.5 1 1.5 2 2.5 3 3.5 4 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Leverage

23 F INANCIAL P ERFORMANCE – A DJUSTED EPS G ROWTH 2011 – 2015 Adjusted EPS CAGR is 71% a) 2011 Reported Non - GAAP EPS was $0.23. Adjusted EPS as shown of $ 0.14 has been tax effected @40% as the tax rate for 2011 was impacted by full valuation allowances on our NOLS. Adjustment made to enable comparisons to 2013 - 2015. b) 2012 Reported Non - GAAP EPS $0.95. Adjusted EPS as shown of $0.57 has been tax effected @ 40% as WNC did not accrue for income ta x expense in 2012. Adjustment made to enable comparisons to 2013 - 2015. c) 2015 represents the mid - point of WNC EPS guidance as of 4/28/2015 ($1.15 - 1.25). ▪ 2015 is projected to be the fifth straight year of EPS growth ▪ 2011 - 2015 Adjusted EPS CAGR is 71% $0.14 $0.57 $0.70 $0.89 $1.20 22.8% 27.1% 34.8% 0% 5% 10% 15% 20% 25% 30% 35% 40% $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2011ᵃ 2012ᵇ 2013 2014 2015F ᶜ Tax Impact Adjusted EPS (Left) YoY EPS Growth (Right) $0.95 $0.23

WABASH NATIONAL CORPORATION Appendix

25 Best - in - Class , Technologically Innovative Products Financial Performance ▪ 2014 New Trailer Shipments: 53,550 ▪ Comprehensive portfolio: dry vans, refrigerated vans, platform trailers ▪ Leading brands and long - standing customer relationships ▪ Industry leader in van and platform trailer manufacturing ▪ Mature practitioner of lean manufacturing methodology ▪ Long history of innovative solutions for customers S EGMENT P ROFILE : C OMMERCIAL T RAILER P RODUCTS Segment Revenue and OI are prior to the elimination of intersegment sales. Key Brands & Models -25 0 25 50 75 100 125 - 250 500 750 1,000 1,250 1,500 2010 2011 2012 2013 2014 Operating Income ($M) Revenue ($M) Revenue ($M) Op Income ($M)

26 Broadest Tank Trailer Portfolio in the Industry Financial Performance Key Brands ▪ Walker Group and Wabash Composites ▪ Diverse portfolio of products serving a variety of customers and attractive end markets ▪ Leading brands and long - standing relationships with blue - chip customer base ▪ Higher growth and higher margin businesses ▪ Stable, strong cash flow profile S EGMENT P ROFILE : D IVERSIFIED P RODUCTS Segment Revenue and OI are prior to the elimination of intersegment sales. 0 15 30 45 60 75 90 - 100 200 300 400 500 600 2010 2011 2012 2013 2014 Operating Income ($M) Revenue ($M) Revenue ($M) Op Income ($M)

27 Company - Owned Retail Locations Strategic Footprint Providing National Support Financial Performance ▪ Dealership model, selling new and used trailers, aftermarket parts, and maintenance and repair services ▪ Integrated with OEM to deliver best practices and innovation in the aftermarket ▪ Expansion into new markets with mobile service and 3rd party maintenance ▪ Low CapEx and synergistic expansion in higher - margin tank parts and service S EGMENT P ROFILE : R ETAIL Tank Services Segment Revenue and OI are prior to the elimination of intersegment sales. -2 0 2 4 6 - 50 100 150 200 2010 2011 2012 2013 2014 Operating Income ($M) Revenue ($M) Revenue ($M) Op Income ($M)

28 K EY C USTOMERS Large and Diverse Customer Profile Commercial Trailer Products Diversified Products Group

29 C ONSOLIDATED E ND M ARKETS Note: All information based on 2014 revenues New Markets. New Innovation. New Growth.

CONSOLIDATED INCOME STATEMENT

($ in thousands, except per share amounts)

	2009	2010	2011	2012	2013	2014	Q1 2015
Net sales	$ 337,840	$ 640,372	$ 1,187,244	$ 1,461,854	$ 1,635,686	$ 1,863,315	$ 437,597
Cost of sales	360,750	612,289	1,120,524	1,298,031	1,420,563	1,630,681	380,400
Gross profit	$ (22,910)	$ 28,083	$ 66,720	$ 163,823	$ 215,123	$ 232,634	$ 57,197
% of sales	-6.8%	4.4%	5.6%	11.2%	13.2%	12.5%	13.1%
General and administrative expenses	29,033	29,876	30,994	44,751	58,666	61,694	18,051
% of sales	8.6%	4.7%	2.6%	3.1%	3.6%	3.3%	4.1%
Selling expenses	11,176	10,669	12,981	23,589	30,597	26,676	6,569
% of sales	3.3%	1.7%	1.1%	1.6%	1.9%	1.4%	1.5%
Amortization of intangibles	2,955	2,955	2,955	10,590	21,786	21,878	5,314
% of sales	0.9%	0.5%	0.2%	0.7%	1.3%	1.2%	1.2%
Acquisition expenses	-	-	-	14,409	883	-	-
% of sales	0.0%	0.0%	0.0%	1.0%	0.1%	0.0%	0.0%
(Loss) Income from operations	$ (66,074)	$ (15,417)	$ 19,790	$ 70,484	$ 103,191	$ 122,386	$ 27,263
% of sales	-19.6%	-2.4%	1.7%	4.8%	6.3%	6.6%	6.2%
Other income (expense)							
Increase in fair value of warrant	(33,447)	(121,587)	-	-	-	-	-
Interest expense	(4,379)	(4,140)	(4,136)	(21,724)	(26,308)	(22,165)	(5,173)
Other, net	(866)	(667)	(441)	(97)	740	(1,759)	(5,382)
(Loss) Income before income taxes	$ (104,766)	$ (141,811)	$ 15,213	$ 48,663	$ 77,623	$ 98,462	$ 16,708
Income tax (benefit) expense	(3,001)	(51)	171	(56,968)	31,094	37,532	6,234
Net (loss) income	$ (101,765)	$ (141,760)	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 10,474
Preferred stock dividends and early extinguishment	$ 3,320	$ 25,454	$ -	$ -	$ -	$ -	$ -
Net (loss) income applicable to common stockholders	$ (105,085)	$ (167,214)	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 10,474
Diluted net (loss) income per share	$ (3.48)	$ (3.36)	$ 0.22	$ 1.53	$ 0.67	$ 0.85	$ 0.15

New Markets. New Innovation. New Growth.

WABASH NATIONAL

30

CONSOLIDATED BALANCE SHEET

($ in thousands)	2009	2010	2011	2012	2013	2014	Q1 2015
ASSETS							
Current assets							
Cash and cash equivalents	$ 1,108	$ 21,200	$ 19,976	$ 81,449	$ 113,262	$ 146,113	$ 125,609
Accounts receivable	17,081	37,853	52,219	96,590	120,358	135,206	156,892
Inventories	51,801	110,850	189,533	189,487	184,173	177,144	243,002
Deferred income taxes	-	-	-	33,194	21,576	16,993	15,437
Prepaid expenses and other	6,877	2,155	2,317	8,239	9,632	10,203	6,987
Total current assets	$ 76,867	$ 172,058	$ 264,045	$ 408,959	$ 449,001	$ 485,659	$ 547,927
Property, plant and equipment	108,802	98,834	96,591	132,146	142,082	142,892	141,247
Deferred income taxes	-	-	-	17,454	1,401	-	770
Goodwill	-	-	-	146,444	149,967	149,603	149,690
Intangible assets	25,952	22,863	19,821	171,990	159,181	137,100	131,641
Other assets	12,156	9,079	7,593	12,057	10,613	13,397	13,697
Total assets	$ 223,777	$ 302,834	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 984,972
LIABILITIES & STOCKHOLDERS' EQUITY							
Current liabilities							
Current portion of long-term debt	$ -	$ -	$ -	$ 3,381	$ 3,245	$ 496	$ 2,429
Current portion of capital lease obligations	337	590	4,007	1,140	1,609	1,458	1,399
Accounts payable	30,201	71,145	107,985	87,299	112,151	96,213	142,907
Other accrued liabilities	34,583	38,896	59,024	104,873	99,358	88,690	99,621
Warrant	46,673	-	-	-	-	-	-
Total current liabilities	$ 111,794	$ 110,631	$ 171,016	$ 196,693	$ 216,363	$ 186,857	$ 246,356
Long-term debt	28,437	55,000	65,000	416,849	358,890	324,777	326,629
Capital lease obligations	4,469	3,964	814	3,781	6,851	5,796	5,457
Other noncurrent liabilities	3,258	4,214	4,874	1,935	6,528	18,040	19,111
Deferrred income taxes	-	-	-	1,065	1,234	2,349	3,205
Preferred stock	22,334	-	-	-	-	-	-
Stockholders' equity	53,485	129,025	146,346	268,727	322,379	390,832	384,214
Total Liabilities and stockholders' equity	$ 223,777	$ 302,834	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 984,972

New Markets. New Innovation. New Growth.

31

CONSOLIDATED CASH FLOWS

($ in thousands)

	2009	2010	2011	2012	2013	2014	Q1 2015
Cash flows from operating activities							
Net (loss) income	$ (101,765)	$ (141,760)	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 10,474
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities							
Depreciation	16,630	13,900	12,636	14,975	16,550	16,951	4,138
Amortization of intangibles	2,955	2,955	2,955	10,590	21,786	21,878	5,314
Net (gain) loss on the sale of assets	(55)	431	(9)	203	140	13	-
Loss on debt extinguishment	303	-	668	-	1,889	1,042	5,286
Deferred income taxes	-	-	-	(55,292)	30,089	16,573	1,642
Increase in fair value of warrant	33,447	121,587	-	-	-	-	-
Stock-based compensation	3,382	3,489	3,398	5,149	7,480	7,833	2,420
Accretion of debt discount	-	-	-	2,972	4,643	4,840	1,185
Impairment of goodwill	-	-	-	-	-	-	-
Changes in operating assets and liabilities							
Accounts receivable	20,845	(20,772)	(14,366)	1,180	(23,691)	(14,848)	(21,686)
Inventories	41,095	(59,062)	(78,683)	41,696	6,260	3,116	(65,843)
Prepaid expenses and other	(1,570)	3,024	(162)	736	(3,893)	(571)	3,216
Accounts payable and accrued liabilities	(22,666)	45,251	56,968	(48,777)	18,082	(26,787)	57,625
Other, net	420	650	386	(3,046)	2,805	1,665	458
Net cash (used in) provided by operating activities	$ (6,979)	$ (30,307)	$ (1,167)	$ 76,017	$ 128,669	$ 92,635	$ 4,229
Cash flows from investing activities							
Capital expenditures	(981)	(1,782)	(7,264)	(14,916)	(18,352)	(19,957)	(2,975)
Acquisition, net of cash acquired	-	-	-	(364,012)	(15,985)	-	-
Proceeds from the sale of property, plant and equipment	300	1,813	17	607	305	87	-
Other	-	-	-	(2,500)	2,500	4,113	-
Net cash (used in) provided by investing activities	$ (681)	$ 31	$ (7,247)	$ (380,821)	$ (31,532)	$ (15,757)	$ (2,975)
Cash flows from financing activities							
Proceeds from issuance of common stock, net of expenses	-	71,948	(155)	-	-	-	-
Proceeds from exercise of stock options	-	504	538	354	600	1,921	719
Borrowings under revolving credit facilities	276,853	712,491	848,705	206,015	1,166	806	163
Payments under revolving credit facilities	(328,424)	(685,928)	(838,705)	(271,015)	(1,166)	(806)	(163)
Principal payments under capital lease obligations	(334)	(352)	(671)	(1,629)	(1,700)	(1,898)	(432)
Principal payments under term loan credit facility	-	-	-	(2,250)	(62,827)	(42,078)	(192,845)
Principal payments under industrial revenue bond	-	-	-	-	(381)	(475)	(122)
Stock repurchase	(35)	(384)	(533)	(564)	(35)	(1,497)	(19,929)
Proceeds from issuance of convertible senior notes	-	-	-	145,500	-	-	-
Proceeds from issuance of term loan credit facility, net of issuance costs	-	-	-	292,500	-	-	192,845
Proceeds from issuance of preferred stock and warrant	35,000	-	-	-	-	-	-
Payments under redemption of preferred stock	-	(47,791)	-	-	-	-	-
Debt amendment and issuance costs paid	(1,420)	-	(1,989)	(5,134)	(981)	-	(1,994)
Proceeds from issuance of industrial revenue bond	-	-	-	2,500	-	-	-
Preferred stock issuance costs paid	(2,638)	(120)	-	-	-	-	-
Net cash (used in) provided by financing activities	$ (20,998)	$ 50,368	$ 7,190	$ 366,277	$ (65,324)	$ (44,027)	$ (21,758)
Net (decrease) increase in cash and cash equivalents	$ (28,658)	$ 20,092	$ (1,224)	$ 61,473	$ 31,813	$ 32,851	$ (20,504)
Cash and cash equivalents at beginning of period	29,766	1,108	21,200	19,976	81,449	113,262	146,113
Cash and cash equivalents at end of period	$ 1,108	$ 21,200	$ 19,976	$ 81,449	$ 113,262	$ 146,113	$ 125,609

New Markets. New Innovation. New Growth.

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33 R ECONCILIATION OF N ON - GAAP M EASURES New Markets. New Innovation. New Growth. ($ in millions) Note: This table reconciles annual net income (loss) for the periods presented to the non - GAAP measure of Operating EBITDA. Di fferences may exist in the calculation of Operating EBITDA due to rounding. 2009 2010 2011 2012 2013 2014 Q1 2015 Net (loss) income (101.8)$ (141.8)$ 15.0$ 105.6$ 46.5$ 60.9$ 10.5$ Income tax (benefit) expense (3.0) (0.1) 0.2 (57.1) 31.1 37.5 6.2 Increase in fair value of warrant 33.4 121.6 - - - - - Interest expense 4.4 4.1 4.1 21.7 26.3 22.2 5.2 Depreciation and amortization 19.6 16.9 15.6 25.6 38.3 38.8 9.5 Stock-based compensation 3.4 3.5 3.4 5.2 7.5 7.8 2.4 Acquisition expenses - - - 17.3 0.9 - - Other non-operating expense (income) 0.9 0.7 0.5 0.2 (0.7) 1.8 5.3 Operating EBITDA (43.1)$ 4.9$ 38.8$ 118.5$ 149.9$ 169.0$ 39.1$ % of sales -12.8% 0.8% 3.3% 8.1% 9.2% 9.1% 8.9%

RECONCILIATION OF NON-GAAP MEASURES

($ in millions)

Trailing Twelve Months Operating EBITDA For Quarter Ending

	2009	2010				2011			
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net (loss) income	$ (101.8)	$ (212.5)	$ (200.2)	$ (136.7)	$ (141.8)	$ 0.6	$ 9.5	$ 12.5	$ 15.0
Income tax (benefit) expense	(3.0)	(3.0)	(3.0)	(2.9)	(0.1)	(0.2)	(0.2)	(0.1)	0.2
Increase (Decrease) in fair value of warrant	33.4	160.3	158.4	101.1	121.6	(5.2)	(3.3)	-	-
Interest expense	4.4	4.3	4.0	3.9	4.1	4.0	4.1	4.2	4.1
Depreciation and amortization	19.6	19.2	18.7	18.0	16.9	16.3	15.9	15.7	15.6
Stock-based compensation	3.4	3.3	3.0	2.9	3.5	3.4	3.2	2.9	3.4
Acquisition expenses	-	-	-	-	-	-	-	-	-
Other non-operating expense (income)	0.9	0.8	1.7	0.5	0.7	0.8	0.7	0.7	0.5
Operating EBITDA	$ (43.1)	$ (27.6)	$ (17.4)	$ (12.2)	$ 4.9	$ 19.7	$ 29.9	$ 35.9	$ 38.8
% of sales	-12.8%	-8.2%	-4.3%	-2.5%	0.8%	2.5%	3.2%	3.3%	3.3%

	2012				2013				2014				2015
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net (loss) income	$ 17.0	$ 15.6	$ 32.9	$ 105.6	$ 106.2	$ 118.4	$ 116.2	$ 46.5	$ 48.1	$ 50.2	$ 52.3	$ 60.9	$ 64.1
Income tax (benefit) expense	(0.3)	0.8	1.9	(57.1)	(52.9)	(44.6)	(35.1)	31.1	33.7	35.2	35.0	37.5	37.3
Increase (Decrease) in fair value of warrant	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	3.9	8.2	14.9	21.7	28.5	29.7	28.2	26.3	24.5	23.6	22.7	22.2	21.6
Depreciation and amortization	15.4	18.6	21.7	25.6	31.6	34.0	36.4	38.3	38.1	38.4	38.8	38.8	38.8
Stock-based compensation	4.0	4.1	5.2	5.2	5.7	6.9	7.0	7.5	7.2	7.2	7.5	7.8	8.6
Acquisition expenses	1.7	15.0	17.0	17.3	16.2	3.1	1.1	0.9	0.3	-	-	-	-
Other non-operating expense (income)	0.6	-	(0.2)	0.2	(2.0)	(1.7)	(0.9)	(0.7)	1.5	2.2	2.2	1.8	7.1
Operating EBITDA	$ 42.3	$ 62.3	$ 93.4	$ 118.5	$ 133.3	$ 145.8	$ 152.9	$ 149.9	$ 153.4	$ 156.8	$ 158.5	$ 169.0	$ 177.5
% of sales	3.4%	4.7%	6.7%	8.1%	8.8%	9.4%	9.6%	9.2%	9.2%	9.0%	8.8%	9.1%	9.1%

Note: This table reconciles the trailing twelve month net income (loss) for the periods presented above to the non-GAAP measure of Operating EBITDA. Differences may exist in the calculation of Operating EBITDA due to rounding.

New Markets. New Innovation. New Growth.

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35 R ECONCILIATION OF N ON - GAAP M EASURES Note: This table reconciles annual net income for the periods presented to the non - GAAP measure of adjusted earnings and adjust ed earnings per share. Differences may exist in the calculation of adjusted earnings per share due to rounding. $ Per Share $ Per Share $ Per Share $ Per Share Net income 15,042$ 0.22$ 105,631$ 1.54$ 46,529$ 0.67$ 60,930$ 0.86$ Income tax benefit, net - - (58,991) (0.86) - - - - Loss on debt extinguishment, net of taxes 668 0.01 - - 1,132 0.02 645 0.01 Impact of acquired profit in inventories and short term intangible amortization - - 3,800 0.06 - - - - Revaluation of net deferred income tax assets due to changes in statutory tax rates - - - - - - 1,041 0.01 Acquisition expenses, net of taxes - - 14,409 0.21 529 0.01 - - Loss on transitioning Retail branch locations, net of tax - - - - - - 376 0.01 Adjusted Earnings and Adjusted Earnings Per Share 15,710$ 0.23$ 64,849$ 0.95$ 48,190$ 0.70$ 62,992$ 0.89$ WA shares outstanding 68,418 68,564 69,081 71,063 2011 2012 2013 2014 Twelve Months Ended December 31,

POTENTIAL DILUTIVE IMPACT OF SENIOR CONVERTIBLE NOTES

Table below illustrates the potential dilutive shares that would be included in the calculation of the Company's reported earnings per share in a future period assuming various hypothetical quarterly average market prices for the Company's stock (NYSE: WNC). The table should only be considered for illustrative purposes and does not represent the Company's estimates for future stock performances.

(UNAUDITED)

Hypothetical Quarterly Average Share Price (NYSE: WNC) [1]	Potential Incremental Shares for Diluted EPS (in 000s shares) [2]
$ 11.50	-
$ 12.00	316
$ 12.50	816
$ 13.00	1,277
$ 13.50	1,704
$ 14.00	2,101
$ 14.50	2,471
$ 15.00	2,816
$ 15.50	3,138
$ 16.00	3,441
$ 16.50	3,725
$ 17.00	3,992
$ 17.50	4,244
$ 18.00	4,482
$ 18.50	4,707
$ 19.00	4,921
$ 19.50	5,123
$ 20.00	5,316
$ 20.50	5,499
$ 21.00	5,673
$ 21.50	5,839
$ 22.00	5,997
$ 22.50	6,149
$ 23.00	6,294
$ 23.50	6,433
$ 24.00	6,566

Background Information:

- In April 2012, the Company issued Convertible Senior Notes due 2018 with a principal amount of $150 million principal and bear interest at a rate of 3.375% annually
- Initial conversion rate of 85.4372 shares of common stock per $1,000 in principal amount which is equal to a conversion price of approximately $11.70 per share
- The Senior Notes will have a dilutive effect on earnings per share to extent average quarterly share price exceeds the conversion price
- The Company's intent is to settle conversions through a net share settlement which involves repayment of cash for the principal amount and delivery of shares of common stock for any excess of conversion value over principal amount

Notes:

(1) The share prices listed in this table are for illustrative purposes only. Dilution will continue beyond $24.00 per share.

(2) This represents the number of shares to be used for calculating diluted earnings per share in accordance with generally accepted accounting principals.

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